AMERITAS LIFE INSURANCE CORP.
                                  ("AMERITAS")
                     AMERITAS VARIABLE SEPARATE ACCOUNT VA-2
                              ("Separate Account")

                                  Supplement to
                                OVERTURE Annuity
                          Prospectus Dated May 1, 2007

                         Supplement Dated April 1, 2008

Effective May 1, 2008, the CVS Social Mid-Cap Growth Portfolio subaccount (the "Subaccount") will no longer be available as an investment option for your Policy and will be closed to new investments. Funds allocated to the Subaccount as of the close of business April 30, 2008, may remain invested in the Subaccount. Transfers or withdrawals from the Subaccount on or after May 1, 2008 cannot be reinvested in the Subaccount.

If you established a program with premium allocations directed to the Subaccount, you may change your future allocations at any time. Any premiums directed to the Subaccount after April 30, 2008 will be allocated to your Policy's Money Market subaccount instead. You may reallocate funds from the Money Market subaccount to other available investment options at any time, pursuant to the terms stated in your prospectus.

All other Policy provisions remain as stated in your Policy and prospectus.

          Please retain this Supplement with the current prospectus for your variable Policy issued by Ameritas Life Insurance Corp.
                 If you do not have a current prospectus, please
                      contact Ameritas at 1-800-745-1112.